UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2700

Toronto, Ontario, Canada M5J 2J1

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (416) 943-4065

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 – December 31, 2015

Item 1.	Reports to Shareholders.

December 31, 2015

Sprott Focus Trust

(formerly, Royce Focus Trust)

2015 Annual

Review and Report to Stockholders

sprottfocustrust.com

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 5% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

Performance

NAV Average Annual Total Returns

As of December 31, 2015 (%)

Fund	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION	INCEPTION DATE
Sprott Focus Trust	-11.12	2.20	1.26	4.04	8.17	N/A	8.77	11/1/96	[1]

INDEX
Russell 3000[2]	0.48	14.74	12.18	7.35	5.39	8.27	7.85
[1]	Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.
[2]	Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 1.203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

| 1

MANAGER’S DISCUSSION
Sprott Focus Trust

Whitney George

DEAR FELLOW SHAREHOLDERS,

Sprott Focus Trust experienced quite an eventful year during 2015. First, shareholders approved in March the transfer of the Fund’s management contract to Sprott Asset Management LP. Second, the Focus Trust Board was refreshed with three highly qualified independent directors — Michael Clark, Barbara Keady and Jim Pierce. Their energies and wide range of financial expertise have reinvigorated the Focus Trust boardroom. Third, the entrepreneurial Sprott culture has permitted me to refocus my energies exclusively on the investment process at the heart of the Focus Trust charter: long-term wealth creation by means of a disciplined value approach. I would like to express my sincere gratitude to our new partners at Sprott, to our new Focus Trust directors, and most importantly, to my fellow Focus Trust shareholders in their support of these exciting developments.

During 2015, Focus Trust’s net asset value declined 11.12%, and the share price declined 13.69% (net of distributions). This compares with a 0.48% increase in the Russell 3000 Index. While we are humbled by our 2015 performance, our confidence in the long-term value of our investment approach remains intact. During 2015, macro headlines of geopolitical developments and central bank policies dominated financial markets. Amid such tumultuous news flow, record sums of investment capital migrated to passive and derivative strategies. In this environment, the relative value of active stock selection endured yet another year of diminished favor in the investment community. Additionally, the seventh consecutive year of Fed zero interest rate policies continued to channel investor preferences toward growth over value. By way of context, many notable value investors posted their most challenging performance statistics in many years. Even value bellwether Berkshire Hathaway endured its worst performance in seven years, declining 12%. Perhaps the good news for value investors is that Berkshire has never experienced two successive declining years since the 1973-1974 lows.

As mentioned in our semi-annual report this past June, volatility has increased across all market sectors. Theoretically, this should produce a preferred environment for active managers focused on individual stock selection. In practice, however, the reverse occurred in 2015. During the second half of the year, market leadership rested on an unusually narrow group of “FANG” performers (Facebook, Amazon, Netflix and Google). Perhaps investor frustration over such concentrated leadership served to reinforce migration from active to passive strategies. Morningstar estimates (Wall Street Journal 1/13/16) that during 2015, investors liquidated $207.3 billion worth of actively managed mutual funds, while purchasing $413.8 billion worth of passive funds. Vanguard alone took in $236 billion of new investments in 2015, setting a fresh mutual fund company record and eclipsing 2014’s prior record of $215 billion in Vanguard inflows. Historically, rising popularity of passive investment vehicles has generally coincided with the latter stages of bull markets. When tides are rising so rapidly, who needs an active manger? We suspect the passive management trend, accelerating since 2009, may have peaked during 2015. The fact that U.S. equity averages have suffered their worst start to a year in history may give investors pause. Achieving average returns loses its appeal rapidly in bear markets. Once the tide turns back toward active and value strategies, the mean reversion of capital flows generally lasts for an extended period of years.

Activity

During 2015, Focus Trust’s five best performers were Cirrus Logic, Inc., Value Partners Group, Apple Inc., Cal-Maine Foods and Clarkson PLC. After profitable trimming of these positons during the first six months of the year, we selectively rebuilt these positions amid second-half pullbacks. One deletion from the Focus Trust portfolio during 2015 was AGCO. We felt aggressive share buybacks had over-levered AGCO’s balance sheet and we chose to step aside.

Focus Trust holdings which penalized total portfolio return during 2015 included Western Digital, Franklin Resources, Buckle, GameStop Corp. and Unit Corp. All of these companies have been long term holdings of Focus Trust, and have generated significant positive performance in prior years. During 2015, we increased our positions in Franklin, Buckle and GameStop to take advantage of share price declines we viewed as incommensurate with their stable operating performance. In our experience, markets for value securities are rarely efficient — cheap companies can become cheaper, leading to exceptional investment opportunities over the medium and long term. By way of example, we have owned shares of Unit, a diversified energy company, for over a decade. While Unit shares declined over 64% during the past year, total portfolio performance was impacted by less than 1% and, because we view Unit as one of the ultimate survivors of the current energy drawdown, we expect to increase the position significantly as the energy sector recovers in future quarters.

Reflecting the patient time horizon we view as central to a successful value approach, we are somewhat confounded by the 2015 performance of Western Digital. This company is the world leader in memory storage hardware to cloud service providers, a massive growth market. During 2015, however, we believe the company’s shares were unduly penalized by the 34% of Western Digital’s revenues still emanating from legacy PC markets (down from 54% three years ago). Despite the fact the WDC’s aggregate business slowed modestly during 2015, the company engaged in two transformative corporate transactions. First, in September, WDC secured a $3.78 billion investment from a strategic Chinese investor for 15% of pro forma

2 | 2015 Annual Report to Stockholders

MANAGER’S DISCUSSION

shares (at what now represents a 100% premium to the current share price). Second, WDC utilized this improved capital position to negotiate an acquisition of memory market competitor SanDisk (also a Focus Trust holding). Incorporation of SanDisk’s solid-state technology into WDC’s extensive hard-drive product line should secure WDC’s market leadership in the memory space well into the future. Under normal market conditions, either of these corporate announcements would have catalyzed strong market response. Yet, during 2015, Western Digital shares declined by 45% (contributing negative portfolio performance of 2.08%). As frustrating as the recent performance of WDC shares has been, we trust our fundamental analysis and view prevailing valuations for Western Digital as an attractive opportunity for increased Focus Trust commitments during 2016.

Top Contributions to Performance

Year-to-date through 12/31/15 (%)1

Cirrus Logic, Inc.	1.11
Value Partners Group Ltd.	0.67
Myriad Genetics, Inc.	0.56
Cal-Maine Foods, Inc.	0.41
AGCO Corp.	0.32
[1]	Includes dividends

Top Detractors from Performance

Year-to-date through 12/31/15 (%)1

Western Digital Corp.	-2.08
Franklin Resources, Inc.	-1.47
Buckle, Inc.	-1.04
GameStop Corp. Class A	-1.00
Unit Corp.	-0.96
[1]	Net of dividends

Figure 1

Examining this past year’s performance by sector, health care contributed 64 basis points of positive portfolio performance, while industrials contributed 29 basis points and consumer staples (mostly chicken and eggs) added an additional 27 basis points. Industry groups impacting total performance to the negative side were led by consumer discretionary (-2.88%), energy (-2.76%) and materials (-2.75%). Obviously, 2015 was tough sledding in these sectors.

Our 2015 portfolio turnover registered 33.7%, slightly above our five-year average of 27.4%. This was due to increased market volatility in the second half of the year. We still believe limited turnover is an important component of a long-term investment strategy which helps to minimize market friction costs.

Positioning

At year-end 2015, Focus Trust remained relatively fully invested (4.15% cash positon). We view our limited cash position more as a reflection of exceptionally attractive investment opportunities than as a general market call. Our portfolio has become slightly more concentrated during the past twelve months, with 44 positions verses 50 at the start of the year.

Top 10 Positions

(% of Net Assets)

Sanderson Farms Inc.	4.8
MKS Instruments Inc.	4.4
Cal-Maine Foods Inc.	4.3
Cirrus Logic Inc.	4.3
Apple Computer Inc.	4.2
Franklin Resources Inc.	4.2
Western Digital Corp.	4.1
Kennedy-Wilson Holdings Inc.	4.0
Gamestop Corp.	3.5
Industrias Bachoco S.A.	2.9

Portfolio Sector Breakdown

(% of Net Assets)

Financial Services	18.0
Information Technology	17.5
Materials	15.8
Consumer Staples	14.8
Consumer Discretionary	13.9
Energy	9.2
Industrials	4.6
Cash and Cash Equivalents	4.2
Health Care	3.6

Figure 2

Focus Trust positions are always capped at 5% of portfolio asset value. We provide in Figure 2, above, the Fund’s top ten positions, as well as a breakdown of the portfolio’s sector allocations. Our largest sector weightings are technology (17.5%), financials (18.0%), and materials (15.8%). Two sectors experiencing elevated market turbulence in recent months, energy and precious metals (subset of materials), represent 9.2% and 9.2% of portfolio assets, respectively. Our most unique industry sub-sector can best be described as “affordable protein” (within consumer staples), and, at a 12.6% portfolio weighting, includes two chicken processors and the nation’s largest whole egg producer.

Portfolio Diagnostics

Fund Net Assets	$162 million
Number of Holdings	44
2015 Annual Turnover Rate	34%
Net Asset Value	$6.87
Market Price	$5.80
Average Market Capitalization[1]	$4,263 million
Weighted Average P/E Ratio[2,3]	13.3x
Weighted Average P/B Ratio[2]	1.7x
Weighted Average Yield	2.34%
Weighted Average ROIC	21.81%
Weighted Average Leverage Ratio	1.85x
Holdings ≥75% of Total Investments	26
U.S. Investments (% of Net Assets)	71.6
Non-U.S. Investments (% of Net Assets)	24.3

Figure 3

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Sprott believes offers a more accurate measure of average market cap than a simple mean or median.

2015 Annual Report to Stockholders | 3

MANAGER’S DISCUSSION

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings.

More than half of Focus Trust portfolio companies are currently executing share-buyback programs. Additionally, shares of many Focus Trust portfolio companies register high short interest ratios, promising the potential for market leading returns as company fundamentals play out to our expectations. Importantly, the cap-rate calculations underpinning my valuation work over the past twenty years suggest the average Focus Trust holding now offers as attractive a risk/reward proposition as I can ever recall. We provide in Figure 3, above, a table of relevant financial characteristics of Focus Trust weighted average positions.

Outlook

During the first week in January, broad equity averages posted historically poor performances. Consensus debate focuses on whether a new bear market has begun. From our perspective, various industry segments have already been experiencing rolling bear corrections during the past two years. For gold and precious-metal miners, the bear market began in 2011, for energy in 2014 and for small-cap stocks this past May. Only very recently have the largest S&P 500 generals begun to retreat with the troops. Important investment considerations for 2016 include how deep any U.S. market correction will extend, how impaired China’s economy really is, and what the ultimate ramifications of collapsing energy prices will turn out to be. Our expectations for 2016 are that the lion’s share of valuation adjustments for each of these three factors has already transpired. With earning season beginning in earnest in coming weeks, we look forward to the comparative rewards of some of our portfolio companies’ strong fundamentals.

We expect the free fall in energy prices to end shortly as it appears the market has finally reached capitulation mode. Once prices stabilize, the rationalization of projects and investments can begin in earnest. There will be some great opportunities and big disappointments but at least the recent lifting of the U.S. oil-export ban will finally allow low-cost domestic producers to access global energy markets. As legacy price hedges expire and production curves of ephemeral shale deposits decline, we anticipate significant investment opportunities among well-run domestic energy producers. Furthermore, recent geopolitical headlines suggest political-risk premiums are likely to return to energy markets. We have learned to invest in post-bubble busts over the past two decades. Buying technology in 2001 and real estate in 2009 worked extremely well. We view energy and industrial commodities in 2016 as offering similar risk-reward opportunities.

A legitimate investment concern remains whether equity markets can progress in a post-QE environment. It would be nice to return to an environment in which markets were not dependent on monetary intervention. Our early assessment is that the Fed’s first rate increase may already be catalyzing a global deflationary chain reaction. The Fed was hoping to begin normalization of rates during the course of this year with four 25 basis point increases. Fixed income markets have already downgraded tightening prospects to just one incremental increase during all of 2016. Given the heightened role played by politics in 2016, we are worried about the potential for QE-4-Ever.

The Discount

Shares of Focus Trust have in recent months traded at a discount to their Net Asset Value, ranging from 16% to 18%. Closed-end funds traditionally contend with the nettlesome issue of discounts in secondary trading of issued shares. As portfolio manager of Focus Trust, I can rationalize a reasonable fluctuation between discount and premium valuations to fund NAV, in return for the investment continuity afforded by a stable capital base. As the largest shareholder of Focus Trust, however, I am keenly aware of the arbitrage potential afforded between Focus Trust portfolio positions and quoted share price. Along these lines, the Board of Directors of Focus Trust has begun a process of consideration of various alternatives to address the Focus Trust discount to NAV. While there can be no assurance any substantive decisions or actions will be undertaken by our Board to address the prevailing discount, I do promise an update on these matters throughout the course of 2016. For the time being, we shall stick to our discipline, strive for improved performance and seek to share our approach with like-minded investors.

Sprott

I am both delighted and energized by my recent move to Sprott. I remain deeply committed to the value investment discipline which has served me well for nearly three decades, through good times and bad. Because I view alignment of interests as a critical component of the manager-client relationship, I intend always to maintain a leading investment in any public vehicle I manage. Along these lines, my personal ownership of Focus Trust shares represents 23.1% of total shares outstanding. I have a sincere interest in maintaining contact and dialogue with all Focus Trust shareholders. I encourage any Focus Trust shareholder with questions or comments to feel free to contact me at 203-656-2430 or wgeorge@sprottusa.com.

I look forward to hearing directly from any shareholders new or old. Many thanks for your interest.

Sincerely,

Whitney George

4 | 2015 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE FUND NAV XFUNX

Performance1

Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (11/1/96)
FUND (NAV)	-13.36	-11.12	2.20	1.26	4.04	8.17	8.77

* Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods1

15 Years through 12/31/15

On a monthly rolling basis, the Fund outperformed the Russell 3000 in 74% of all 10-year periods; 64% of all 5-year periods; 63% of all 3-year periods; and 62% of all 1-year periods.

*	Average of monthly rolling average annual total returns over the specified periods.

Market Price Performance History Since Inception (11/1/96)1

Cumulative Performance of Investment2

Description	1 Month	QTD	YTD	1 Year	2 Year	3 Year	5 Year	10 Year	15 Year	SINCE INCEPTION (11/1/96)
Sprott Focus Trust (MKT TR)	(2.34)	0.64	(14.74)	(14.74)	(13.19)	5.89	4.80	30.65	230.35	417.03
Sprott Focus Trust (MKT Price)	(4.76)	(1.86)	(20.22)	(20.22)	(23.88)	(12.12)	(23.38)	(39.14)	1.98	32.57

[1]	Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.
[2]	Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the Fund’s 2005 rights offering.
[3]	Reflects the actual month-end market price movement of one share as it has traded on Nasdaq.

Calendar Year Total Returns (%)

YEAR	FUND (NAV)
2015	-11.1
2014	0.3
2013	19.7
2012	11.4
2011	-10.5
2010	21.8
2009	54.0
2008	-42.7
2007	12.2
2006	15.8
2005	13.7
2004	29.3
2003	54.3
2002	-12.5
2001	10.0
2000	20.9
1999	8.7

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.SprottFocusTrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small/mid cap companies, which may involve considerably more risk than investing in a larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2015.

2015 Annual Report to Stockholders | 5

History Since Inception

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Review of the Fund.

HISTORY		AMOUNT REINVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.145		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
12/31/2015		$7,044		4,608

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

6 | 2015 Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Fund’s investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2016.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Fund’s investment adviser is absorbing all commissions on optional sales under the Plan through December 31, 2016. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170 College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2015 Annual Report to Stockholders | 7

Sprott Focus Trust (formerly, Royce Focus Trust)	December 31, 2015

Schedule of Investments
Common Stocks – 95.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 13.9%
AUTOMOBILES - 2.8%
Thor Industries, Inc.	80,000	$4,492,000

HOUSEHOLD DURABLES - 4.0%
Century Communities, Inc.[1]	180,000	3,187,800
Garmin Ltd.[2]	90,000	3,345,300

		6,533,100

SPECIALTY RETAIL - 6.7%
Buckle, Inc. (The)[2]	120,000	3,693,600
Chico’s FAS, Inc.	150,000	1,600,500
GameStop Corp. Cl. A2	200,000	5,608,000

		10,902,100

TEXTILES, APPAREL & LUXURY GOODS - 0.4%
Coach, Inc.	20,000	654,600
Total (Cost $23,081,574)		22,581,800

CONSUMER STAPLES – 14.8%
FOOD PRODUCTS - 12.0%
Cal-Maine Foods, Inc.[2]	150,000	6,951,000
Industrias Bachoco SAB de CV ADR[2]	95,000	4,676,850
Sanderson Farms, Inc.[2]	100,000	7,752,000

		19,379,850

PERSONAL PRODUCTS - 2.8%
Nu Skin Enterprises, Inc. Cl. A2	120,000	4,546,800
Total (Cost $19,968,121)		23,926,650

ENERGY – 9.2%
ENERGY EQUIPMENT & SERVICES - 6.8%
Helmerich & Payne, Inc.[2]	45,000	2,409,750
Pason Systems, Inc.[2]	270,000	3,783,551
TGS Nopec Geophysical Co. ASA[2]	150,000	2,372,734
Unit Corp.[1,2]	200,000	2,440,000

		11,006,035

OIL, GAS & CONSUMABLE FUELS - 2.4%
Exxon Mobil Corp.	50,000	3,897,500
Total (Cost $18,283,198)		14,903,535

FINANCIALS – 18.0%
CAPITAL MARKETS - 10.3%
Ashmore Group plc[2]	1,000,000	3,776,057
Franklin Resources, Inc.	185,000	6,811,700
Sprott, Inc.[2,3]	1,609,700	2,768,726
Value Partners Group Ltd.	2,850,000	3,292,519

		16,649,002

DIVERSIFIED FINANCIAL SERVICES - 2.0%
Berkshire Hathaway, Inc. Cl. B1	25,000	3,301,000

REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.7%
FRP Holdings, Inc.[1]	80,000	2,715,200
Kennedy-Wilson Holdings, Inc.	270,000	6,501,600

		9,216,800
Total (Cost $25,872,718)		29,166,802

HEALTH CARE – 3.7%
BIOTECHNOLOGY - 3.7%
Gilead Sciences, Inc.	35,000	3,541,650
Myriad Genetics, Inc.[1,2]	55,000	2,373,800

		5,915,450
Total (Cost $5,048,084)		5,915,450

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS – 2.9%
CONSTRUCTION & ENGINEERING - 1.3%
Jacobs Engineering Group, Inc.[1]	50,000	$2,097,500

MARINE - 1.6%
Clarkson plc	80,000	2,650,542
Total (Cost $4,452,433)		4,748,042

INFORMATION TECHNOLOGY – 17.5%
COMPUTERS & PERIPHERALS - 8.3%
Apple, Inc.	65,000	6,841,900
Western Digital Corp.	110,000	6,605,500

		13,447,400

INTERNET SOFTWARE & SERVICES - 0.5%
GoldMoney, Inc.[1,2]	300,000	860,736

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.7%
Cirrus Logic, Inc.[1,2]	235,000	6,939,550
MKS Instruments, Inc.	200,000	7,200,000

		14,139,550
Total (Cost $21,572,505)		28,447,686

MATERIALS – 15.8%
CHEMICALS - 3.1%
Mosaic Co. (The)	35,000	965,650
Westlake Chemical Corp.	75,000	4,074,000

		5,039,650

METALS & MINING - 12.7%
Ferroglobe plc.	320,000	3,440,000
Fortuna Silver Mines, Inc.[1]	140,000	315,000
Franco-Nevada Corp.	50,000	2,287,500
Fresnillo plc	230,000	2,407,280
Hochschild Mining plc[1]	2,000,000	1,421,029
Major Drilling Group International, Inc.	320,000	1,012,936
Randgold Resources Ltd. ADR[2]	40,000	2,477,200
Reliance Steel & Aluminum Co.	50,000	2,895,500
Seabridge Gold, Inc.[1]	320,000	2,652,800
Tahoe Resources, Inc.	200,000	1,730,144

		20,639,389
Total (Cost $28,855,566)		25,679,039

TOTAL COMMON STOCKS
(Cost $147,134,199)		155,369,004

8 | 2015 Annual Report to Stockholders

Sprott Focus Trust (continued)

Schedule of Investments (continued)
	FACE AMOUNT	VALUE

REPURCHASE AGREEMENT – 4.2%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value $6,712,022 (collateralized by a U.S. Treasury Note, 1.625% due 07/31/20, valued at
$6,848,550)	6,712,000	$6,712,000
Total (Cost $6,712,000)		6,712,000

SECURITIES LENDING COLLATERAL – 28.8%
State Street Navigator Securities Lending Prime Portfolio[4]	46,712,656	46,712,656
Total (Cost $46,712,656)		46,712,656

TOTAL INVESTMENTS – 128.8%
(Cost $200,558,855)		208,793,660

LIABILITIES LESS CASH AND OTHER ASSETS – (28.8)%		(46,677,118)

NET ASSETS – 100.0%		$162,116,542

[1]	Non-Income producing.
[2]	Security (or a portion of the security) is on loan. As of December 31, 2015, the market value of securities loaned was $45,332,706. The loaned securities were secured with cash collateral of $46,712,656 and non-cash collateral with a value of $528,327. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.
[3]	Affiliated issuer.
[4]	Represents an investment of securities lending cash collateral.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $200,908,657. At December 31, 2015, net unrealized appreciation for all securities was $7,885,003, consisting of aggregate gross unrealized appreciation of $23,782,997 and aggregate gross unrealized depreciation of $15,897,994.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2015 Annual Report to Stockholders | 9

Sprott Focus Trust (formerly, Royce Focus Trust)	December 31, 2015

Statement of Assets and Liabilities

ASSETS:
Investments in securities, at value	$199,312,934
Investments in affiliates, at value	2,768,726
Repurchase agreements (at cost and value)	6,712,000
Total Investments	208,793,660
Cash and foreign currency	16,151
Receivable for dividends and interest	245,266
Prepaid expenses and other assets	13,963
Total Assets	209,069,040
LIABILITIES:
Obligation to return securities lending collateral	46,712,656
Payable for investment advisory fee	12,642
Payable for fund shares redeemed	149
Accrued expenses	227,051
Total Liabilities	46,952,498
Net Assets	$162,116,542
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 23,582,679 shares outstanding (150,000,000 shares authorized)	$153,209,230
Undistributed net investment income (loss)	814,700
Accumulated net realized gain (loss) on investments and foreign currency	(131,843)
Net unrealized appreciation (depreciation) on investments and foreign currency	8,224,455
Net Assets (net asset value per share $6.87)	$162,116,542
Investments (excluding repurchase agreements) at identified cost	$193,846,855
Investments in affiliates, at identified cost	$4,057,394
Total investments at cost	$200,558,855
Market value of securities on loan	$45,332,706

10 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Sprott Focus Trust (formerly, Royce Focus Trust)	For The Year Ended December 31, 2015

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends (including dividends of $138,331 from affiliates)	$4,625,347
Foreign withholding tax	(212,005)
Interest	6
Securities lending	349,085
Total income	4,762,433
EXPENSES:
Investment advisory fees	1,834,656
Stockholders reports	82,225
Custody and transfer agent fees	55,458
Directors’ fees	37,122
Professional fees	187,476
Administrative and office facilities	49,524
Other expenses	57,658
Total expenses	2,304,119
Expense reimbursement	(128,190)
Net expenses	2,175,929
Net investment income (loss)	2,586,504
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	4,242,109
Affiliate transactions	(346,556)
Foreign currency transactions	(2,762)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	(27,553,592)
Other assets and liabilities denominated in foreign currency	(5,352)
Net realized and unrealized gain (loss) on investments and foreign currency	(23,666,153)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(21,079,649)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2015 Annual Report to Stockholders | 11

Sprott Focus Trust (formerly, Royce Focus Trust)

Statements of Changes in Net Assets

	YEAR ENDED DEC. 31, 2015	YEAR ENDED DEC. 31, 2014

INVESTMENT OPERATIONS:
Net investment income (loss)	$2,586,504	$1,558,995
Net realized gain (loss) on investments and foreign currency	3,892,791	9,760,792
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(27,558,944)	(10,974,186)
Net increase (decrease) in net assets from investment operations	(21,079,649)	345,601
DISTRIBUTIONS:
Net investment income	(2,065,073)	(1,675,831)
Net realized gain on investments and foreign currency	(8,061,385)	(7,690,254)
Total Distributions	(10,126,458)	(9,366,085)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	5,574,083	5,333,573
Shares Redeemed	(149)	—
Total capital stock transactions	5,573,934	5,333,573
Net increase (decrease) in Net Assets	(25,632,173)	(3,686,911)
NET ASSETS
Beginning of period	187,748,715	191,435,626
End of period (including undistributed net investment income (loss) of $814,700 at 12/31/15 and $263,408 at 12/31/14)	$162,116,542	$187,748,715

12 | 2015 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Sprott Focus Trust (formerly, Royce Focus Trust)

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEAR ENDED DEC. 31, 2015	YEAR ENDED DEC. 31, 2014	YEAR ENDED DEC. 31, 2013	YEAR ENDED DEC. 31, 2012	YEAR ENDED DEC. 31, 2011
Net Asset Value, Beginning of Period	$8.26	$8.68	$7.66	$7.36	$8.72
INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.11	0.07	0.05	0.06	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(1.02)	(0.04)	1.40	0.81	(0.86)
Total investment operations	(0.91)	0.03	1.45	0.87	(0.84)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
Net investment income	—	—	—	(0.01)	—
Net realized gain on investments and foreign currency	—	—	—	(0.06)	(0.07)
Total Distributions to Preferred Stockholders	—	—	—	(0.07)	(0.07)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Investment Operations	$(0.91)	$0.03	$1.45	$0.80	$(0.91)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.10)	(0.08)	(0.05)	(0.04)	—
Net realized gain on investments and foreign currency	(0.34)	(0.34)	(0.35)	(0.42)	(0.29)
Return of capital	—	—	—	—	(0.12)
Quarterly distributions	—	—	—	—	—
Total distributions to Common Stockholders	(0.44)	(0.42)	(0.40)	(0.46)	(0.41)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.03)	(0.03)	(0.04)	(0.04)
Total capital stock transactions	(0.04)	(0.03)	(0.03)	(0.04)	(0.04)
Net Asset Value, End of Period	$6.87	$8.26	$8.68	$7.66	$7.36
Market Value, End of Period	$5.80	$7.27	$7.62	$6.60	$6.30
TOTAL RETURN:[2]
Net Asset Value	(11.12)%	0.32%	19.73%	11.42%	(10.51)%
Market Value	(14.74)%	0.58%	21.99%	12.14%	(11.75)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%	1.00%	1.00%	1.14%	1.15%
Other operating expenses	0.26%	0.15%	0.17%	0.19%	0.18%
Net expenses[3]	1.19%	1.15%	1.17%	1.33%	1.33%
Expenses prior to balance credits	1.26%	1.15%	1.17%	1.33%	1.33%
Net investment income (loss)	1.41%	0.78%	0.63%	0.74%	0.27%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$162,117	$187,749	$191,436	$163,588	$150,856
Liquidation Value of Preferred Stock, End of Period (in thousands)	$—	$—	$—	$—	$25,000
Portfolio Turnover Rate	34%	29%	23%	16%	33%
PREFERRED STOCK:
Total shares outstanding					1,000,000
Asset coverage per share	$—	$—	$—	$—	$175.86
Liquidation preference per share	$—	$—	$—	$—	$25.00
Average month-end market value per share	$—	$—	$—	$—	$25.65

[1]	Calculated using average shares outstanding during the period.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[3]	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.17% and 1.16% for the years ended December 31, 2012 and 2011, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2015 Annual Report to Stockholders | 13

Sprott Focus Trust (formerly, Royce Focus Trust)

Notes to Financial Statements

Summary of Significant Accounting Policies:

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA Inc. (collectively, “Sprott”) assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC previously served as the Fund’s investment manager.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

At December 31, 2015, officers, employees of Sprott, Fund directors, and other affiliates owned 24% of the Fund.

USE OF ESTIMATES:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14 | 2015 Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

The following is a summary of the Fund’s investments as of December 31, 2015 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$139,448,843	$15,920,161	$—	$155,369,004
Cash Equivalents	—	6,712,000	—	6,712,000
Securities Lending Collateral	46,712,656	—	—	46,712,656

The Fund did not recognize any level transfers as of the year ended December 31, 2015. Transfers into and out of a level are typically recognized at the end of the reporting period.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s sub-adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by Sprott are allocated equitably.

2015 Annual Report to Stockholders | 15

Sprott Focus Trust

Notes to Financial Statements (continued)

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

CAPITAL STOCK:

The Fund issued 851,470 and 675,314 shares of Common Stock as reinvestments of distributions for the fiscal years ended December 31, 2015 and December 31, 2014, respectively.

INVESTMENT ADVISORY AGREEMENT:

The Investment Advisory Agreement between Sprott and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $346,715 to Royce & Associates, LLC for the period from January 1 - March 6, 2015 and $1,487,941 to Sprott for the period from March 6 - December 31, 2015. Sprott can not recoup the expenses they reimburse.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the fiscal year ended December 31, 2015, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $58,886,876 and $64,818,905, respectively.

DISTRIBUTIONS TO STOCKHOLDERS:

The tax character of distributions paid to common stockholders during 2015 and 2014 were as follows:

DISTRIBUTIONS PAID FROM INCOME:	2015	2014
Ordinary Income	$2,320,542	$1,809,538
Long-term capital gain	7,805,916	7,556,547
	$10,126,458	$9,366,085

As of December 31, 2015, the tax basis components of distributable earnings included in stockholder’s equity were as follows:

Net unrealized appreciation (depreciation)	$7,874,653
Post October loss*	—
Undistributed ordinary income	1,032,659
Undistributed capital gains	—
$8,907,312
*Under	current tax law, capital losses and foreign currency losses after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2015, the Fund did not have any post-October capital or currency losses.

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)
$29,861	$(29,861)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2012-2015) and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements.

INDEMNIFICATION OBLIGATIONS:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general

16 | 2015 Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Investments in Affiliated Issuers:

The Fund may engage in certain transactions involving affiliates. The table below shows the investment activities involving affiliates during the reporting period:

Affiliated Issuer		Balance of Shares Held at 12/31/2014	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/2015	Dividend Income for period from 3/6/2015 to 12/31/2015 (1)	Net Realized Gain (Loss) for period from 3/6/2015 to 12/31/2015(1)	Value of shares at 12/31/2015
Sprott, Inc.	(2)	1,750,000	—	(140,300)	1,609,700	$138,331	$(346,556)	$2,768,726
(1)	Sprott Asset Management LP became the investment adviser of the Fund on March 6, 2015.
(2)	Sprott, Inc. was not an affiliate as of December 31, 2014.

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of December 31, 2015, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Prime Portfolio, which is a registered investment company. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Prime Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

As of December 31, 2015, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$45,332,706	$46,712,656	$528,327	$47,240,983

Other information regarding the Fund is available through Sprott Asset Management’s website www.sprott.com and on the Securities and Exchange Commission’s website (www.sec.gov).

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$45,332,706	—	($45,332,706)	—

(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

Recently Issued Accounting Pronouncements:

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU

2015 Annual Report to Stockholders | 17

Sprott Focus Trust

Notes to Financial Statements (continued)

also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

In June 2014 FASB issued Accounting Standards Update 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Subsequent Events:

Management has evaluated the possibility of subsequent events existing in the Fund’s financial statements. Management has determined that there are no material events that would require adjustment or disclosure in the Fund’s financial statements through the date of the publication of this report.

18 | 2015 Annual Report to Stockholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and The Board of Trustees of Sprott Focus Trust, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sprott Focus Trust, Inc. formerly known as Royce Focus Trust (the “Trust”), as of December 31, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sprott Focus Trust, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2016

2015 Annual Report to Stockholders | 19

Directors and Officers

All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2700, Toronto, Ontario, Canada M5J2J1.

W. Whitney George, Director1, Senior Portfolio Manager

Age: 57  |  Number of Funds Overseen: 1  |  Tenure: Director since 2013; Term expires 2018  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Senior Portfolio Manager of Sprott Asset Management USA Inc. a registered investment adviser since March 2015. Prior thereto, Managing Director and Vice President of Royce & Associates, LLC, having been employed by Royce since October 1991.

Michael W. Clark, Director

Age: 55  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2016  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.

Barbara Connolly Keady, Director

Age: 52  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2017  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Director of New Business Development at Ceres Partners since 2010.

James R. Pierce, Jr., Director

Age: 58  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2018  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.

Scott Colbourne, President

Age: 52  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: President of the Fund (since March, 2015); Co-Chief Investment Officer and Senior Portfolio Manager of Sprott Asset Management LP (since March, 2010).

Johann Lau, Treasurer

Age 49  |  Tenure: Since 2015

Principal Occupation(s) During Past 5 Years: Treasurer of Fund (since February, 2016); Vice President, Investment Administration of Sprott Asset Management LP (since June, 2012); Governance & Oversight, Investment Accounting of Gluskin Sheff & Associates Inc. (since January, 2011).

Thomas W. Ulrich, Secretary, Chief Compliance Officer

Age: 52  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of the Fund (since March, 2015); In-House Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).

[1]	Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as Senior Portfolio Manager at Sprott Asset Management USA Inc., the Fund’s sub-adviser.

20 | 2015 Annual Report to Stockholders

Board Approval of Investment Advisory Agreements

Board and Stockholder Approvals of New Investment Advisory and Subadvisory Agreements

The Board of Directors of the Fund (then named “Royce Focus Trust, Inc.”) as constituted on December 16, 2014 (the “Prior Board”) at a regularly scheduled in-person Board meeting on December 16, 2014, approved, subject to stockholder approval, a new investment advisory agreement by and between the Fund and Sprott Asset Management LP (the “New Investment Advisory Agreement”) and a new investment subadvisory agreement by and among the Fund, Sprott Asset Management LP and Sprott Asset Management USA Inc. (together with the New Investment Advisory Agreement, the “New Agreements”). The Prior Board also voted to recommend that the stockholders of the Fund approve each New Agreement at a special meeting of stockholders of the Fund to take place on February 26, 2015. The stockholders at the Special Meeting of Stockholders on February 26, 2015 approved the New Agreements and elected three new Directors and one holdover Director (the “New Board”), replacing certain former Directors who had resigned. At a special in-person Board meeting on March 9, 2015, the New Board ratified and approved the New Agreements.

2015 Annual Report to Stockholders | 21

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Sprott at December 31, 2015, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of December 31, 2015 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Fund may repurchase up to 5% of the issued and outstanding shares of its common stock during the year ending December 31, 2016. Any such repurchase would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330.

22 | 2015 Annual Report to Stockholders

Results of Stockholders Meeting

At a special meeting of stockholders held on February 26, 2015 (the “Special Meeting”), the Fund’s stockholders voted on the approval of new investment advisory and investment subadvisory agreements and on the election of directors. The following table sets forth the votes cast with respect to each matter voted on at the Special Meeting.

MATTER	VOTES FOR	VOTES AGAINST	VOTES WITHHELD
Approval of New Investment Advisory Agreement	12,114,596	225,888	56,942
Approval of New Investment Subadvisory Agreement	12,111,161	227,451	58,815
Election of Michael W. Clark as Director	14,538,427	378,063	—
Election of W. Whitney George as Director	14,524,755	391,735	—
Election of Barbara Connolly Keady as Director	14,523,326	393,164	—
Election of James R. Pierce, Jr. as Director	14,524,756	391,734	—

At an annual meeting of stockholders held on September 24, 2015 (the “Annual Meeting”), the Fund’s stockholders voted to elect W. Whitney George and James R. Pierce, Jr. as Class I directors. Michael W. Clark and Barbara Connolly Keady remained directors after the Annual Meeting. The following table sets forth the votes cast with respect to each matter voted on at the Annual Meeting:

MATTER	VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
Election of W. Whitney George as Director	20,171,267.968	310,475.233	0.000	0.000
Election of James R. Pierce, Jr. as Director	20,167,369.828	314,373.373	0.000	0.000

2015 Annual Report to Stockholders | 23

Contact Us

GENERAL INFORMATION

Additional Report Copies and

Prospectus Inquiries

(203) 656-2430

COMPUTERSHARE

Transfer Agent and Registrar

Speak with a representative about:

•	Your account, transactions, and forms

(800) 426-5523

sprottfocustrust.com

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Barbara Connolly Keady was designated by the Board of Directors as the Registrant’s Audit Committee Financial Expert, effective March 9, 2015. Ms. Keady is “independent” as defined under Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2015 – $30,000

Year ended December 31, 2014 – $30,000

(b)	Audit-Related Fees:

Year ended December 31, 2015 – $0

Year ended December 31, 2014 – $0

(c)	Tax Fees:

Year ended December 31, 2015 – $7,200 – Preparation of tax returns

Year ended December 31, 2014 – $7,200 – Preparation of tax returns

(d)	All Other Fees:

Year ended December 31, 2015 – $0

Year ended December 31, 2014 – $0

(e)(1)	The Registrant has adopted policies and procedures requiring the pre-approval by the Audit Committee of audit and non-audit services provided to the Registrant by the Registrant’s independent registered public accounting firm, and the pre-approval of all audit and non-audit services provided to the Registrant’s investment adviser and any and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, to the extent that such services are directly related to the operations or financial reporting of the Registrant.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2015 – $7,200

Year ended December 31, 2014 – $7,200

(h)	No such services were rendered during 2015 or 2014.

Item 5. Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Michael W. Clark, Barbara Connolly Keady and James R. Pierce, Jr. are members of the Registrant’s audit committee.

Item 6.	Investments.

(a) See Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Board has delegated all proxy voting decisions to Sprott Asset Management LP, the investment adviser to the Registrant (the “Adviser”). The Adviser has adopted written proxy voting policies and procedures for itself, the Fund, and any other client accounts for which the Adviser is responsible for voting proxies. From time to time, a vote may present a conflict between the interests of the Registrant’s shareholders, on the one hand, and those of the Adviser, or any affiliated person of the Registrant or the Adviser, on the other. If the Adviser becomes aware of any material conflict of interest in voting proxies with respect to the Registrant, the Adviser shall notify the Board of Directors of the Registrant and request the Board’s recommendations for protecting the best interests of Registrant’s shareholders.

PROXY VOTING POLICY AND PROCEDURES

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.	VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally speaking, the Adviser will vote in favour of the following proxy proposals:

(i)	electing and fixing number of directors

(ii)	appointing auditors

(iii)	ratifying director actions

(iv)	approving private placements exceeding a 25% threshold

(v)	changing a registered address

(vi)	authorizing directors to fix remuneration of auditors

(vii)	approving private placements to insiders exceeding a 10% threshold

(viii)	approving special resolutions to change the authorized capital of the company to an unlimited number of common shares without par value.

The Adviser will generally vote against any proposal relating to stock option plans that:

(i)	exceed 5% of the common shares issued and outstanding at the time of grant over a three year period (on a non-diluted basis);

(ii)	provide that the maximum number of common shares issuable pursuant to such plan be a “rolling” maximum that exceed 5% of the outstanding common shares at the date of the grant of applicable options; or

(iii)	reprices the stock option.

In certain cases, proxy votes may not be cast when the Adviser determines that it is not in the best interests of the client to vote such proxies.

The Adviser retains the discretion to depart from these polices on any particular proxy vote depending upon the facts and circumstances.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2015)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
W. Whitney George	Senior Portfolio Manager of Sprott Asset Management USA Inc.; Director of the Registrant	Since July 2002	Senior Portfolio Manager of Sprott Asset Management USA Inc., a registered investment adviser, since March 2015. Prior thereto, Managing Director and Vice President of Royce & Associates, LLC.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2015)

Other Accounts

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Registered investment companies	0	$0	0	$0
Private pooled investment vehicles	1	$44,252,217	1	$44,252,217
Other accounts	0	$0	0	0

Conflicts of Interest

The Portfolio Manager has day-to-day management responsibility for more than one account. This may create actual, potential or apparent conflicts of interest, as the Portfolio Manager may not be able to devote the same amount of time and attention to each account, or may give preferential treatment of one account over others in terms of allocation of resources or investment opportunities. The Portfolio Manager is subject to the policies and procedures of Sprott Asset Management USA Inc., the sub-adviser to the Registrant (the “Sub-Adviser”), that are intended to address conflicts of interest relating to the management of multiple accounts, including accounts that have different fee arrangements, and the allocation of investment opportunities. The Sub-Adviser reviews investment decisions of its investment personnel, including the Portfolio Manager, for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also compared to determine whether there are any unexplained significant discrepancies. In addition, the Sub-Adviser’s procedures relating to the allocation of investment opportunities require that similar client accounts that are managed using the same investment strategy participate in investment opportunities generally based on available cash as a percentage of total assets under management in the account, subject to certain considerations and clients’ respective investment guidelines and restrictions. The Portfolio Manager’s compensation is generally not based on, or linked to, the specific performance of a particular client or the level of assets under management.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2015)

The Portfolio Manager receives a fixed salary, plus a discretionary bonus that is determined based on a variety of factors, including the Portfolio Manager’s contribution to the overall growth of the Sub-Adviser and its affiliates, leadership and other contributions to the Sub-Adviser. The Portfolio Manager’s compensation is not specifically linked to the performance of the Registrant or any other particular client account, or the value of the assets held in the portfolio of the Registrant or any other particular client account.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2015)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Manager, including investments by his immediate family members sharing the same household and amounts invested through any retirement and deferred compensation plans.

Dollar Range of Registrant’s Shares Beneficially Owned

Over $1,000,000

(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Scott Colbourne
Scott Colbourne
President

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Scott Colbourne	By:	/s/ Johann Lau
	Scott Colbourne		Johann Lau
	President (Principal Executive Officer)		Treasurer (Principal Financial Officer)

Date: March 9, 2016			Date: March 9, 2016